      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 1997
                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               HADCO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         MASSACHUSETTS                                                   04-2393279
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)              (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               12A MANOR PARKWAY
                           SALEM, NEW HAMPSHIRE 03079
                                 (603) 898-8000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ANDREW E. LIETZ
                            CHIEF EXECUTIVE OFFICER
                               HADCO CORPORATION
                               12A MANOR PARKWAY
                           SALEM, NEW HAMPSHIRE 03079
                                 (603) 898-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO

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
                   STEPHEN A. HURWITZ, ESQ.                                          PETER B. TARR, ESQ.
                TESTA, HURWITZ & THIBEAULT, LLP                                      HALE AND DORR, LLP
                       HIGH STREET TOWER                                               60 STATE STREET
                        125 HIGH STREET                                               BOSTON, MA 02109
                       BOSTON, MA 02110                                                (617) 526-6000
                        (617) 248-7000
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                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable following the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-21977

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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
==============================================================================================================================
                                                                 PROPOSED MAXIMUM       PROPOSED MAXIMUM
  TITLE OF EACH CLASS OF                    AMOUNT TO BE          OFFERING PRICE           AGGREGATE              AMOUNT OF
  SECURITIES TO BE REGISTERED              REGISTERED(1)           PER SHARE(2)        OFFERING PRICE(1)       REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.05 per
  share(3)............................         345,000               $56.39            $ 19,454,550(2)           $ 5,896
==============================================================================================================================

(1) Includes 45,000 shares of Common Stock which the Underwriters may purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based on the average of the high and low sales prices on June 4, 1997, as reported on the Nasdaq National Market.

(3) Includes associated Stock Purchase Rights.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
================================================================================

        This Registration Statement is being filed with respect to the registration of additional shares of the common stock, $.05 par value per share, of Hadco Corporation, a Massachusetts corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (Registration No. 333-21977)(the "Earlier Registration Statement") are incorporated in this Registration Statement by reference.

        The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Salem, State of New Hampshire, on June 4, 1997.

                                                    HADCO CORPORATION

                                               By /s/    TIMOTHY P. LOSIK
                                              ----------------------------------
                                                       TIMOTHY P. LOSIK

                                               Vice President, Chief Financial
                                                    Officer and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

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
            SIGNATURE                                 TITLE                            DATE
---------------------------------  --------------------------------------------    -------------

                *                  Chairman of the Board and Director              June 4, 1997
---------------------------------
       (HORACE H. IRVINE)

                *                  President, Chief Executive Officer and          June 4, 1997
---------------------------------  Director (Principal Executive Officer)
        (ANDREW E. LIETZ)

      /s/ TIMOTHY P. LOSIK         Vice President, Chief Financial Officer         June 4, 1997
---------------------------------  and Treasurer (Principal Financial Officer
       (TIMOTHY P. LOSIK)          and Principal Accounting Officer)

                *                  Director
---------------------------------
       (LAWRENCE COOLIDGE)

                *                  Director                                        June 4, 1997
---------------------------------
        (J. STANLEY HILL)

                *                  Director                                        June 4, 1997
---------------------------------
         (JOHN F. SMITH)

                *                  Director                                        June 4, 1997
---------------------------------
        (OLIVER O. WARD)

                *                  Director                                        June 4, 1997
---------------------------------
        (PATRICK SWEENEY)

                *                  Director                                        June 4, 1997
---------------------------------
        (JOHN E. POMEROY)

                *                  Director                                        June 4, 1997
---------------------------------
        (JAMES C. TAYLOR)

By: /s/  TIMOTHY P. LOSIK
    -------------------------
       (TIMOTHY P. LOSIK)
        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

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
EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

    5         Opinion of Testa, Hurwitz & Thibeault, LLP as to the legality of the
              Common Stock to be offered.
   23.1       Consent of Testa, Hurwitz & Thibeault, LLP (included as part of Exhibit 5).
   23.2       Consent of Arthur Andersen LLP, Boston
   23.3       Consent of KPMG Peat Marwick LLP.
   23.4       Consent of Arthur Andersen LLP, San Jose.
   24+        Power of Attorney (included on signature page).

---------------

+ Filed with the Company's Registration Statement on Form S-3 (Registration No. 333-21977).
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